SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details Narrative) - USD ($)	6 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Long-lived assets impairment	$ 0	$ 0
Income tax examination likelihood of unfavorable settlement	The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred.
Value added taxes rate description	Sales revenue represents the invoiced value of goods, net of VAT. The VAT is based on gross sales price and VAT rates range up to 13%, depending on the type of products sold.
Dogness Pet Culture (Dongguan) Co., Ltd. [Member]
Non-controlling interests percentage	48.80%